EXHIBIT 10.1

         SHARE EXCHANGE AND REORGANIZATION AGREEMENT, dated as of August 24, 2005 (the "AGREEMENT"), between OWLSTONE NANOTECH, INC., a Delaware corporation with offices located at 600 Lexington Avenue, 29th Floor, New York, NY 10022 ("DECORP"); , and THE BENEFICIAL STOCKHOLDERS OF UKCORP IDENTIFIED IN SCHEDULE A HERETO (the "UKCORP SHAREHOLDERS").


                                  INTRODUCTION


         DECorp desires to acquire all of the issued and outstanding shares (the "UKCORP CAPITAL STOCK") of Owlstone Limited, a company incorporated in England and Wales with company number 4955647 whose registered office is at 5th Floor Savannah House, 11 Charles II Street, London SW1Y 4QU ("UKCORP"), solely in exchange for an aggregate of 60,000,000 shares of authorized, but theretofore unissued, shares of common stock, par value $0.001 per share, of DECorp (the "DECORP COMMON STOCK"), representing 100% of the fully diluted outstanding DECorp Common Stock giving effect to such issuance. The UKCorp Shareholders desire to exchange all of their beneficially owned shares of UKCorp Capital Stock solely for shares of DECorp Common Stock in the amount set forth herein.

         Prior to the date hereof, the respective boards of directors or analogous governing body of each of DECorp and UKCorp have, and the UKCorp Shareholders have, approved and adopted this Agreement and it is the intent of the parties hereto that the transactions contemplated hereby be structured so as to qualify as a tax-free exchange under Subchapter C of the Internal Revenue Code of 1986, as amended (the "CODE"), and the provisions of this Agreement will be interpreted in a manner consistent with this intent.

         NOW,   THEREFORE,   in   consideration   of  the  premises  and  mutual
representations, warranties and covenants herein contained, the parties hereby agree as follows:


                                    ARTICLE I

                       ACQUISITION AND EXCHANGE OF SHARES

         SECTION 1.01 THE AGREEMENT. The parties hereto hereby agree that, upon the execution and delivery hereof (the "CLOSING"), DECorp shall acquire all of the issued and outstanding shares of UKCorp Capital Stock solely in exchange for an aggregate of 60,000,000 shares of authorized, but theretofore unissued, shares of DECorp Common Stock. The parties hereto agree that at the Closing:
UKCorp will become a wholly-owned subsidiary of DECorp subject to the conditions and provisions of Section 1.03 hereof.

         SECTION 1.02 EXCHANGE OF SHARES.

         (a) At the Closing, DECorp will cause to be issued and held for delivery to the UKCorp Shareholders or their designees, stock certificates representing an aggregate of 60,000,000 shares of DECorp Common Stock, representing 100% of the fully diluted outstanding DECorp Common Stock giving effect to such issuance, in exchange for all of the issued and outstanding shares of UKCorp Capital Stock, which shares will be delivered to DECorp at the Closing.

         (b) The shares of DECorp Common Stock to be issued pursuant to paragraph (a) of this Section 1.02 will be authorized, but theretofore unissued shares of DECorp Common Stock, and will be issued to the UKCorp Shareholders or as directed thereby as set forth in Schedule 1.02(b) hereof.

         (c) All shares of DECorp Common Stock to be issued hereunder shall be deemed "RESTRICTED securities" as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the UKCorp Shareholders will represent in writing that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of such shares. All shares of DECorp Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the shares of DECorp Common Stock to be issued hereunder shall bear a restrictive legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         SECTION 1.03 CLOSING. The Closing will take place at a date and time (the "CLOSING DATE") and place to be mutually agreed upon by the parties hereto, and will be subject to the provisions of Article IV of this Agreement. At the
Closing:

         (a) The UKCorp Shareholders will deliver to DECorp stock certificates or other evidences representing all of the issued and outstanding shares of UKCorp Capital Stock, duly endorsed, so as to make DECorp the holder thereof, free and clear of all liens, claims and other encumbrances; and

         (b) DECorp will deliver to, or at the direction of, the UKCorp Shareholders, in accordance with Schedule 1.02(b) hereof, stock certificates representing an aggregate of 60,000,000 shares of DECorp Common Stock, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.02(c) above and which shares shall represent 100% of the outstanding DECorp Common Stock giving effect to the issuance thereof.

         SECTION 1.04 APPROVAL BY BOARD OF DIRECTORS. In anticipation of this Agreement, DECorp has taken all necessary and requisite corporate and other action, including without limitation, actions of the Board of Directors in order to approve this Agreement and all transactions contemplated hereby and in connection herewith.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01 REPRESENTATIONS AND WARRANTIES OF DECORP. DECorp hereby represents and warrants to, and agrees with the UKCorp Shareholders as follows:

         (a) ORGANIZATION AND QUALIFICATION. DECorp has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). DECorp is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. DECorp is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

         (b) CAPITALIZATION. The authorized capital stock of DECorp consists of 100,000,000 shares of DECorp Common Stock, of which no shares are outstanding, and 10,000,000 shares of "blank check" preferred stock, par value $0.001 per share, no shares of which are outstanding. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of DECorp or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of DECorp. There is outstanding no security or other instrument convertible into, or exchangeable or exercisable for, capital stock of DECorp.

         (c) OPERATIONS. DECorp was incorporated under the laws of the State of Delaware on February 18, 2005, has conducted no operations to date, and has no assets or liabilities.

         (d) AUTHORITY. DECorp has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of DECorp have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by DECorp, constitutes the legal, valid, and binding obligation of DECorp, and is enforceable as to DECorp in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by DECorp for the execution, delivery, or performance of this Agreement by DECorp. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which DECorp is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of DECorp to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of DECorp, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on DECorp or to which any of its businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on DECorp. Neither DECorp, nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the transactions contemplated hereby and in connection herewith.

         (e) STATUS OF SHARES OF DECORP COMMON STOCK TO BE ISSUED. Assuming without investigation that the shares of UKCorp Capital Stock outstanding on the Closing Date are validly authorized, validly issued, fully paid, and nonassessable, the shares of DECorp Common Stock to be issued pursuant to
Section 1.02(a) hereof, are validly authorized and, when the such shares of DECorp Common Stock have been duly delivered pursuant to the terms of this Agreement, such shares of DECorp Common Stock will be validly issued, fully paid, and nonassessable and will not have been issued, owned or held in violation of any preemptive or similar right of stockholder and will represent 100% of the fully diluted DECorp Common Stock as at the date hereof.

         (f)      REORGANIZATION.

                  (i) DECorp has not taken and has not agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the transactions contemplated by this Agreement from constituting a "reorganization" under section 368(b) of the Code or as an acquisition of in excess of 80% of the stock of a corporation in exchange for property under Section 351 of the Code. DECorp is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the transactions contemplated by this Agreement from so qualifying.

                  (ii) DECorp has no plan or intention to reacquire, and, to DECorp's knowledge, no person related to DECorp within the meaning of Treasury Regulations Section 1.368-1 has a plan or intention to acquire, any of the DECorp Common Stock pursuant to Section 1.02(a) hereof.

         SECTION 2.02 REPRESENTATIONS AND WARRANTIES OF THE UKCORP SHAREHOLDERS. The UKCorp Shareholders hereby represent and warrant to, and agree with, DECorp as follows:

                  (a) AUTHORITY. The UKCorp Shareholders have each approved this Agreement and duly authorized the execution and delivery hereof. The UKCorp Shareholders have full power and authority under the laws of the jurisdictions of residence thereof to execute, deliver, and perform this Agreement and the transactions contemplated hereby and in connection herewith. The UKCorp Shareholders have reached the age of majority under applicable law.

                  (b) OWNERSHIP OF SHARES. The UKCorp Shareholders own beneficially all of the shares of UKCorp Capital Stock. The UKCorp Shareholders have full power and authority to transfer such shares of UKCorp Capital Stock to DECorp under, pursuant to, and in accordance with, this Agreement, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party and are not subject to any preemptive or similar rights of stockholders.

                  (c)      INVESTMENT REPRESENTATIONS AND COVENANTS.

                           (i)      The UKCorp Shareholders  represent that they
are acquiring the shares of DECorp Common Stock to be issued pursuant to Section 1.02(a) hereof for their own accounts and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The UKCorp Shareholders shall not dispose of any part or all of such shares of DECorp Common Stock in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the SEC and all applicable provisions of state securities laws and regulations.

                           (ii)     The certificate or certificates representing
the shares of DECorp Common Stock shall bear a legend in substantially the form set forth in Section 1.02(c) hereof.

                           (iii)    The UKCorp  Shareholders  acknowledge  being
informed that the shares of DECorp Common Stock to be issued pursuant to Section 1.02(a) hereof shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The UKCorp Shareholders further acknowledge that DECorp does not have an obligation to currently register such securities for the account of UKCorp Shareholders.

                           (iv)     The  UKCorp  Shareholders  acknowledge  that
they have been afforded access to all material information which they have requested relevant to their decision to acquire the shares of DECorp Common Stock and to ask questions of DECorp's management and that, except as set forth herein, neither DECorp nor anyone acting on behalf of DECorp has made any representations or warranties to the UKCorp Shareholders which have induced, persuaded, or stimulated the UKCorp Shareholders to acquire such shares of DECorp Common Stock.

                           (v)      Either   alone,   or  together   with  their
investment advisor(s), the UKCorp Shareholders have the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of DECorp Common Stock, and the UKCorp Shareholders are and will be able to bear the economic risk of the investment in such shares of DECorp Common Stock.

                  (d) ORGANIZATION AND QUALIFICATION. UKCorp owns no subsidiary or affiliate corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). UKCorp is a corporation duly organized, validly existing, and in good standing under the laws of the United Kingdom, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. UKCorp is duly qualified to transact the businesses in which it is engaged. UKCorp is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

                  (e) CAPITALIZATION. The authorized capital stock of UKCorp consists of 10,000 ordinary shares, 5,000 of which shares are issued and outstanding. Each of the outstanding shares of UKCorp Capital Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders and by the owners set forth in Schedule 1.02(b) hereof, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of UKCorp Capital Stock or any security or other instrument convertible into, exercisable for, or exchangeable for UKCorp Capital Stock. There is outstanding no security or other instrument convertible into or exercisable or exchangeable for UKCorp Capital Stock.

                  (f) AUTHORITY. UKCorp has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of UKCorp have been duly taken to authorize the execution, delivery, and performance of this Agreement by UKCorp. This Agreement has been duly authorized, executed, and delivered by UKCorp, constitutes the legal, valid, and binding obligation of UKCorp, and is enforceable as to UKCorp in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by UKCorp for the execution, delivery, or performance of this Agreement by UKCorp. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which UKCorp is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of UKCorp or DECorp to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of UKCorp (or the comparable charter documents, if any, under applicable law), or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on UKCorp or to which any of its businesses, properties, or assets are subject. Neither UKCorp nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the other transactions contemplated hereby and in connection herewith.


                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.01 EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

         SECTION 3.02 BROKERS AND FINDERS. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except as may be otherwise set forth herein or by separate document.

         SECTION 3.03 NECESSARY ACTIONS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper executive officers and/or directors of DECorp or UKCorp, as the case may be, or the relevant UKCorp Shareholders or UKCorp Shareholders will take all such necessary action.

         SECTION 3.04  EXTENSION OF TIME; WAIVERS.   At  any time  prior to  the
Closing Date:

         (a) DECorp may waive any inaccuracies in the representations and warranties of any UKCorp Shareholders, or contained herein or in any document delivered pursuant hereto by any UKCorp Shareholders, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by any UKCorp Shareholders. Any agreement on the part of DECorp to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of DECorp.

         (b) The UKCorp Shareholders (by action of the UKCorp Shareholders), may waive any inaccuracies in the representations and warranties of DECorp contained herein or in any document delivered pursuant hereto by DECorp. Any agreement on the part of the UKCorp Shareholders and to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of all UKCorp Shareholders.

         SECTION 3.05 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 3.05. Any notice to DECorp shall be addressed to the attention of the Corporate Secretary. A copy of any and all notices shall be delivered in accordance with this section to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York 10022, Attention: Robert Steven Brown, Esq., and to Hewitsons, Shakepeare House, 42 Newmarket Road, Cambridge UK CB5 8EP, Attention: Mark Gearing, Esq. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section
3.05 shall be deemed given at the time of receipt thereof.

         SECTION 3.06 PARTIES IN INTEREST. This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

         SECTION 3.07 COUNTERPART. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

         SECTION 3.08 SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.


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


         SECTION 3.09 HEADINGS. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

         SECTION 3.10  GOVERNING LAW.

         (a) This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof.

         (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT
PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF NEW YORK, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 3.05. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10(c).

         SECTION 3.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the Closing and the delivery of the shares of DECorp Common Stock to be issued hereunder at the Closing for a period of one year after Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

         SECTION 3.12 ASSIGNABILITY. This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void ab initio.

         SECTION 3.13 AMENDMENT. This Agreement may be amended with the approval of the UKCorp Shareholders and the board of directors of DECorp at any time. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

                                          OWLSTONE NANOTECH, INC.



                                          BY /s/ Magnus Gittins
                                             -------------------------
                                             NAME:   Magnus Gittins
                                             TITLE:  Director

ATTEST:



------------------------------
NAME:
TITLE:  SECRETARY



                     [UKCORP SHAREHOLDER SIGNATURES FOLLOW]

                                          UKCORP SHAREHOLDERS:

                                          ADVANCE NANOTECH LIMITED



                                          BY:     /s/ Magnus Gittins
                                              -------------------------
                                              NAME:   Magnus Gittins
                                              TITLE:  Director


                                          /s/ Andrew Koehl
                                          -----------------------------
                                          ANDREW KOEHL


                                          /s/ Paul Boyle
                                          -----------------------------
                                          PAUL BOYLE


                                          /s/ David Ruiz-Alonso
                                          -----------------------------
                                          DAVID RUIZ-ALONSO


                                          /s/ Timothy Coombs
                                          -----------------------------
                                          TIMOTHY COOMBS

                                SCHEDULE 1.02(B)


     SHAREHOLDER NAME         NUMBER OF SHARES IN     NUMBER OF SHARES IN DECORP
                                    UKCORP                  (POST-CLOSING)
------------------------      -------------------     --------------------------

Advance Nanotech Limited          3,000 (60%)             36,000,000 (60%)

Andrew Koehl                      630 (12.6%)              7,560,000 (12.6%)

Paul Boyle                        585 (11.7%)              7,020,000 (11.7%)

David Ruiz-Alonso                 585 (11.7%)              7,020,000 (11.7%)

Timothy Coombs                     200 (4%)                2,400,000 (4%)

Total                            5,000 (100%)             60,000,000 (100%)